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JARDINE FLEMING
INDIA FUND, INC.

Contents
--------------------------------------------------------------------------------

                                      Page
Objective                               1
-----------------------------------------
Management                              1
-----------------------------------------
Market Information                      1
-----------------------------------------
Highlights                              3
-----------------------------------------
Investment Review                       4
-----------------------------------------
Major Holdings                          6
-----------------------------------------
Investment Portfolio                    8
-----------------------------------------
Statement of Assets and Liabilities    11
-----------------------------------------
Statement of Operations                12
-----------------------------------------
Statement of Changes in Net Assets     13
-----------------------------------------
Financial Highlights                   14
-----------------------------------------
Notes to Financial Statements          15
-----------------------------------------
Other Information                      21
-----------------------------------------
Dividend Reinvestment Plan             22
-----------------------------------------

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JARDINE FLEMING
INDIA FUND, INC.

Objective
--------------------------------------------------------------------------------
Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.


The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.



Management
--------------------------------------------------------------------------------
JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. Mr. Edward Pulling is the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for more than twelve years as of May 2002.


With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMFAM were US$541 billion as of June 30, 2002.



Market Information
--------------------------------------------------------------------------------
JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------

o The Wall Street Journal (daily)


o The Asian Wall Street Journal (daily)


o Reuters (page JFIC)


o Bloomberg (code JFI US)


o The New York Times (daily)


o Barron's (each Saturday)

                                    --- 1 ---
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JARDINE FLEMING
INDIA FUND, INC.

Market Information (concluded)
--------------------------------------------------------------------------------
THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------
o The Wall Street Journal (under "Closed-End Funds" each Monday)


o The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)

o Reuters (page JFIC)

o Bloomberg (code JFI US)

o South China Morning Post in Hong Kong (first Thursday of every month)

o The New York Times (each Sunday)

o Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained by calling 201-318-4150.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.


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JARDINE FLEMING
INDIA FUND, INC.

Highlights
--------------------------------------------------------------------------------

                                                AT                  AT
                                             MAY 31, 2002       NOVEMBER 30,
                                             (unaudited)            2001
--------------------------------------------------------------------------------
Net Assets                                US$ 50,314,225      US$ 54,152,495

Shares Outstanding                             5,858,327           5,858,327

Net Asset Value                                 US$ 8.59            US$ 9.24

MARKET DATA

Market Price on New York Stock Exchange         US$ 7.27            US$ 7.43

Discount to Net Asset Value                         15.4%               19.6%

TOTAL RETURN

Net Asset Value                                     -7.0%(1)           -25.0%(2)

Market Price                                        -2.2%(1)           -11.9%(2)

Bombay Stock Exchange ("BSE")                        0.6%(1)           -26.2%(2)
 National 100 Index


         NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(3)


                                  [LINE CHART]

                    Bombay National
                      100 Index         NAV          Share Price
                        100             100             100
Mar 3 1994              95.56           101.66          94.2
                        94.55           99.42           88.33
May 1994                95.81           104.33          105.87
                        101.24          108.23          91.67
                        103.5           110.47          96.67
Aug 1994                111.48          123.68          104.2
                        105.71          115.31          99.2
                        104.8           114.58          103.33
Nov 1994                101.49          111.26          91.67
                        96.61           104.32          83.72
                        90.08           93.35           81.15
Feb 1995                85.85           89.26           76.08
                        83.11           88.16           74.39
                        78.97           84.43           80.34
May 1995                80.87           86.7            83.72
                        79.24           82.75           78.65
                        82.77           84.95           79.46
Aug 1995                78.33           80.57           71.97
                        76.03           75.01           67.7
                        73.93           69.6            60.12
Nov 1995                63.95           56.64           60.93
                        66.17           60.3            61.81
                        59.95           56.06           60.93
Feb 1996                73.63           67.4            66.89
                        73.9            67.62           69.39
                        81.16           74.5            74.47
May 1996                78.72           70.55           62.62
                        80.5            71.42           62.62
                        73.74           61.76           54.16
Aug 1996                72.39           61.55           54.16
                        66.14           55.47           49.96
                        64.37           53.35           47.39
Nov 1996                58.47           50.13           43.19
                        61.89           53.06           48.27
                        67.17           56.35           52.47
Feb 1997                71.82           61.4            56.73
                        66.35           58.54           50.78
                        74.87           67.47           60.09
May 1997                73.29           66.89           59.24
                        83.01           75.52           70.68
                        85.37           76.47           77.04
Aug 1997                75.87           67.62           56.73
                        76.08           69.23           60.93
                        75.78           66.52           54.16
Nov 1997                65.04           59.2            44.89
                        65.81           60.3            47.8
                        58.71           54.3            44.89
Feb 1998                64.84           59.2            48.68
                        69.91           60.89           49.08
                        72.11           63.74           48.68
May 1998                64.16           56.5            42.74
                        54.78           49.4            33.85
                        54.16           51.37           37.24
Aug 1998                50.13           49.91           32.16
                        52.91           52.4            35.12
                        48.4            49.54           37.66
Nov 1998                47.9            47.79           34.27
                        52.01           52.1            34.27
                        55.92           58.4            38.59
Feb 1999                57.43           60.74           39.77
                        63.3            70.03           47.39
                        55.11           59.72           42.31
May 1999                65.05           68.64           43.58
                        67.16           70.55           47.39
                        74.65           78.16           51.62
Aug 1999                82.05           87.52           58.39
                        82.57           90.52           59.66
                        77.64           87.89           60.51
Nov 1999                84.4            104.14          63.89
                        98.08           127.33          80.4
                        107.18          137.8           93.09
Feb 2000                122.81          171.02          112.55
                        108.24          154.34          92.67
                        89.26           123.31          77.86
May 2000                78.7            110.21          63.89
                        87.27           122.65          76.16
                        77.79           106.92          67.28
Aug 2000                81.94           112.26          80.4
                        73.33           101.87          74.47
                        66.57           97.55           61.35
Nov 2000                71.54           101.43          66.01
                        70.8            98.37           69.9
                        77.44           106.36          77.04
Feb 2001                74.75           100.35          73.28
                        59.01           81.42           60.22
                        58.41           79.19           59.44
May 2001                61              81.75           61.4
                        56.35           77.71           59.83
                        53.99           76.23           58.97
Aug 2001                52.95           74.09           58.97
                        44.61           62.65           46.77
                        47.08           67.01           50.45
Nov 2001                52.83           76.09           58.13
                        52.52           76.34           57.43
                        53.38           77              61.1
Feb 2002                56.99           80.37           65.33
                        57.22           78.48           64.15
                        55.56           75.76           60.32
May 2002                53.14           70.74           56.88



(1)   For the six months ended May 31, 2002.

(2)   For the year ended November 30, 2001.

(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.


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JARDINE FLEMING
INDIA FUND, INC.

Investment Review
--------------------------------------------------------------------------------
Dear Fellow Shareholders


It is encouraging that, through the first half of your Fund's year, that is December 1, 2001 to May 31, 2002 -- during a time of relatively increased turmoil in global markets and particularly negative sentiment towards the Information Technology sector, the Indian stock market eked out a small gain of 0.6%. This was primarily due to a continuation of the recovery in prices following the September 2001 market low and the subsequent period of sideways consolidation during March-May, 2002.

The performance of your Fund has been less satisfactory with the NAV declining 7.0% during the period: more encouragingly however, its long term performance record remains intact while stocks in the Fund, having languished early in the year, are now demonstrating enhanced performance. The major cause of underperformance has been the Investment Manager's underweight position in stocks within the Public Sector Undertaking (PSU). Historically, these government owned and managed companies have not provided worthwhile performance, generating low returns on equity and, too frequently, delivered unwelcome surprises to investors. In February, however, PSU stocks rallied strongly following the kick-start by Cabinet Minister Arun Shourie of the government's long awaited divestment program with two major, successful privatizations. While your Investment Manager has accumulated selected PSU stocks on weakness, he remains underweight in the sector given its historic record. The immediate success of the program has whetted the appetite of many other PSU companies which are now seeking to issue new equity. Given the current lackluster sentiment, any new supply of equity is likely to weigh negatively on the market.

Events that have generated the greatest media coverage and investment concern through this first half period have centered on the communal violence in Gujarat and the stand-off on the Indian/Pakistan border. The violence in Gujarat during January and February resulted in the loss of many lives and severely affected corporate sales in this key economic and industrial state. Thereafter, earnings forecasts were further revised downwards as they invariably are for such unpredictable events. The fear of an impending conflict between two nuclear equipped powers significantly increased the risk premium that international investors attach to India. The exercise of mobilizing almost one million soldiers on the Indian/Pakistan border commenced in mid-December following the attack on the Indian parliament; while it has placed strain on India's fiscal accounts, de-escalation has been evident since May with India permitting the resumption of over-flights and withdrawing its navy from the Pakistan coast. Intense international diplomacy has and continues to reduce tensions. Evidence of such is in the lifting of the travel advisory suggestion placed by the U.S. Department of State but not without having damaged the tourism industry and to a lesser extent India's software industry, where potential clients were unable to conduct necessary on-site due diligence.

Other factors affecting investor sentiment included a small reduction in exposure of the Morgan Stanley Capital International benchmark indices for India and the recognized investment route into India for Foreign Institutional Investors being again disputed, this time by the Delhi High Court: given the global competition for foreign capital, India cannot afford to allow such concerns to continue.

Positive factors certainly exist and, despite the weaker global investment environment, signs of a cyclical economic recovery are in place. While the monsoon has commenced erratically the current grain stocks held by government, being in excess of 80 million tons, will be more than adequate to fill any shortfall: rural incomes should be adequate to maintain satisfactory growth in consumption. Indirect tax


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JARDINE FLEMING
INDIA FUND, INC.

Investment Review (concluded)
--------------------------------------------------------------------------------

collections have shown a strong 29% growth in the first six weeks of financial year 2003 which points to robust industrial activity. The infrastructure index has remained buoyant with a growth of 5.9% in April 2002, which is at a 17-month high. Amongst other positive signals from the economy, a strong 18% growth in exports in April, a 3.4% growth in diesel consumption, coming after several months of negative growth, as well as a robust growth in sectors like automobiles and cement. Early signs demonstrate a rebound in tourism following the lifting of travel restrictions whilst the easing of border tensions will augur well for the economy. The Rupee has been steady, hovering just under the Rs.49 per US$ backed by positive foreign exchange reserves of some US$57 billion, representing one year's imports. Despite the recent rise in the price of petroleum products, inflation continues benign at around 3%. Interest rates continue to be soft with the 10-year gilt quoting at around 7.5%. GDP growth is expected in the 5% range for the year ending March 2003 which, while lower than the official government estimate of 6.5%, compares favorably to global standards. Overall earnings growth should be positive in the 15-20% range, very reasonable given that the market is trading at a historically low price-earning's-ratio. Further cost cutting at the corporate level, active investor interest in companies being offered for divestment and stellar successes from pharmaceutical companies are currently reminding investors that India frequently provides 'bottom up' opportunities for the stock picker.

India remains a semi-insular economy offering sectors of both high growth and restructuring/recovery stories. Historically long term investors who have added to their Indian positions during times of weakness have fared well. This we believe is one of those times.

In the current environment it would not be correct to close this communication without reference to matters of corporate governance and shareholder value which, may I assure you, remain uppermost in your board's deliberations. To this end I, in conjunction with various sub-committee's of your Board, are currently evaluating alternatives to ensure the long-term viability of the Fund, reduce ongoing Fund expenses, and enable shareholders to realize the greatest value from their Fund investment.

Yours very sincerely,

/s/ Julian Reid
---------------
Julian Reid
Chairman
Port Louis Mauritius
July 18, 2002

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JARDINE FLEMING
INDIA FUND, INC.

Major Holdings
--------------------------------------------------------------------------------
AT MAY 31, 2002 (unaudited)
                                                                      % of
Company                                                             Net Assets
--------------------------------------------------------------------------------

RELIANCE INDUSTRIES LTD. ("RI")                                        8.9

RI is India's leading industrial entity, dominating polyester and ethylene production with its fully integrated complexes. RI also owns a majority stake in India's biggest refinery.


ITC LTD. ("ITC")                                                       6.2

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes. After years of low return diversification, management is focusing on its core business, thereby increasing ITC's already strong cash flows.


HDFC BANK LTD. ("HDFC")                                                5.0

HDFC Bank Ltd. provides corporate banking and custodial services and is active in the treasury and capital markets.
HDFC also markets project advisory services and capital products.


HINDUSTAN LEVER LTD. ("HL")                                            5.0

Majority owned by Unilever, HL is the largest listed company in India by market capitalization and possesses an unparalleled distribution system. HL's return on equity is above 50%, evidence of the company's outstanding management. With India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.


INFOSYS TECHNOLOGIES LTD. ("INFOSYS")                                  4.8

Infosys is considered to be India's premier integrated IT solutions provider. Management is renowned for its emphasis on customer relations, transparency, and generating shareholder returns. Future growth rates of 30% are expected due to global demand for cost effective software solutions.


HINDALCO INDUSTRIES LTD. ("HI")                                        4.5

HI is an integrated aluminum manufacturer. The company mines bauxite and refines it into alumina. Additional operations include the smelting of alumina into aluminum, the manufacture of semi-fabricated rolled and extruded products, and the generation of power.


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JARDINE FLEMING
INDIA FUND, INC.

Major Holdings (concluded)
--------------------------------------------------------------------------------
AT MAY 31, 2002 (unaudited)
                                                                      % of
Company                                                             Net Assets
--------------------------------------------------------------------------------

STATE BANK OF INDIA LTD. ("SBI")                                       4.1

SBI provides a wide range of banking and financial services to corporate, institutional, commercial, agricultural, industrial and individual customers throughout India. The bank also provides international banking to its Indian customers and has operations in 34 countries.


TELCO LTD. ("TELCO")                                                   3.7

Telco manufactures cars and commercial automotive vehicles in India. The company designs, manufactures and sells heavy commercial, medium commercial and small commercial vehicles including trucks, tankers, vans, buses, ambulances and minibuses. Telco also manufactures small cars and sports utility vehicles.


RANBAXY LABORATORIES LTD. ("RLL")                                      3.6

RLL manufactures and distributes a wide range of pharmaceutical products. RLL makes multisource antibiotics, analgesics, anti-inflammatory drugs and anti-ulcerant/gastrointestinal drugs such as "Roscillin"
(Ampicillin), "Cifran" (Ciprofloxacin) and "Sporidex"
(Cephalexin).


SATYAM COMPUTER SERVICES LTD. ("SC")                                   3.2

SC is a software services company specializing in IBM, Windows and Unix platforms. The company undertakes turnkey execution of projects in India and abroad, and has pioneered offshore software development in India using its high-speed satellite data communication. Annualized sales growth rates for SC exceed 30%.

                                    --- 7 ---
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JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio
--------------------------------------------------------------------------------
AT MAY 31, 2002 (unaudited)
--------------------------------------------------------------------------------
                                                                     % of
                                                           Value      Net
Description                                   Shares       US $      Assets
--------------------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (103.5%)
--------------------------------------------------------------------------------
AUTOMOBILES & ANCILLARIES (8.4%)
 Bajaj Auto Ltd.                              82,000      810,742      1.6
 Dilip Chhabria Design Private Ltd.* (a)      60,000      587,655      1.2
 Hero Honda Motors Ltd.                      145,000      961,423      1.9
 Telco Ltd. *                                754,000    1,865,448      3.7
--------------------------------------------------------------------------------
                                                        4,225,268      8.4
--------------------------------------------------------------------------------
BANKING & FINANCE (12.5%)
 E-Serve International Ltd.                   29,803      326,470      0.6
 HDFC Bank Ltd.                              376,000    1,760,378      3.5
 HDFC Bank Ltd. ADR                           51,000      759,900      1.5
 Hinduja TMT Ltd.                             86,000      559,519      1.1
 Housing Development Finance Corp. Ltd.       44,000      539,268      1.1
 Kotak Mahindra Finance Ltd.                 103,000      287,090      0.6
 State Bank of India Ltd.                    463,367    2,079,597      4.1
--------------------------------------------------------------------------------
                                                        6,312,222     12.5
--------------------------------------------------------------------------------
CHEMICALS & DERIVATIVES (8.9%)
 Reliance Industries Ltd.*                   826,000    4,457,114      8.9

CONSTRUCTION & MATERIALS (2.5%)
 Associated Cement Companies Ltd.                430        1,327      0.0
 Gujarat Ambuja Cements Ltd.                 148,300      597,487      1.2
 Gujarat Ambuja Cements Ltd. GDR             165,000      647,625      1.3
--------------------------------------------------------------------------------
                                                        1,246,439      2.5
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (11.2%)
 Hindustan Lever Ltd.                        657,965    2,481,717      5.0
 ITC Ltd.                                    251,000    3,130,309      6.2
--------------------------------------------------------------------------------
                                                        5,612,026     11.2
--------------------------------------------------------------------------------
DIVERSIFIED/MISCELLANEOUS (8.5%)
 Essel Propack Ltd.                           85,860      501,407      1.0
 Grasim Industries Ltd.*                     160,000      960,490      1.9
 Indian Rayon Industries Ltd.*               287,847      498,654      1.0
 New Delhi TV Ltd. (a)                       324,335    1,244,176      2.5
 Zee Telefilms Ltd.                          402,242    1,089,562      2.1
--------------------------------------------------------------------------------
                                                        4,294,289      8.5
--------------------------------------------------------------------------------

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JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------
AT MAY 31, 2002 (unaudited)
--------------------------------------------------------------------------------
                                                                      % of
                                                           Value      Net
Description                                  Shares        US $      Assets
--------------------------------------------------------------------------------
ENGINEERING (2.6%)
 Bharat Heavy Electricals Ltd.               225,000      700,366      1.4
 Larsen & Toubro Ltd.                        171,794      607,662      1.2
--------------------------------------------------------------------------------
                                                        1,308,028      2.6
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (19.7%)
 D-Link Ltd.                                 129,080      218,609      0.4
 Digital Globalsoft Ltd.                     113,357    1,465,873      2.9
 GTL Ltd.                                    168,375      378,779      0.8
 HCL Technologies Ltd.                       188,000      850,268      1.7
 Infosys Technologies Ltd.                    35,000    2,415,339      4.8
 Mphasis BFL Ltd.                             77,614      820,985      1.6
 Polaris Software Lab Ltd.*                  106,000      585,388      1.2
 Satyam Computer Services Ltd.               353,000    1,598,674      3.2
 Wipro Ltd.                                   51,000    1,581,772      3.1
--------------------------------------------------------------------------------
                                                        9,915,687     19.7
--------------------------------------------------------------------------------
METALS (6.7%)
 Hindalco Industries Ltd.                    160,000    2,272,920      4.5
 Tata Iron & Steel Co. Ltd.                  505,673    1,132,412      2.2
--------------------------------------------------------------------------------
                                                        3,405,332      6.7
--------------------------------------------------------------------------------
PETROLEUM & ENERGY (7.3%)
 Bharat Petroleum Corp. Ltd.                 217,000    1,135,293      2.2
 BSES Ltd.                                        50          229      0.0
 Hindustan Petroleum Corp. Ltd.              189,000      999,023      2.0
 Reliance Petroleum Ltd.*                  3,200,000    1,544,227      3.1
--------------------------------------------------------------------------------
                                                        3,678,772      7.3
--------------------------------------------------------------------------------
PHARMACEUTICALS (11.1%)
 CIPLA Ltd.                                   42,000      847,870      1.7
 Dr. Reddy's Laboratories Ltd.                57,000    1,103,053      2.2
 Ranbaxy Laboratories Ltd.                   114,000    1,793,567      3.6
 Sun Pharmaceuticals Industries Ltd.          99,000    1,127,802      2.2
 Wockhardt Ltd.                               69,632      721,137      1.4
--------------------------------------------------------------------------------
                                                        5,593,429     11.1
--------------------------------------------------------------------------------

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JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (concluded)
--------------------------------------------------------------------------------
AT MAY 31, 2002 (unaudited)
--------------------------------------------------------------------------------
                                                                          % of
                                                             Value         Net
Description                                    Shares         US $       Assets
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.1%)
 Bharti Tele-Ventures Ltd.*                   513,706         339,093       0.7
 Shyam Telecom Ltd.                           402,105         827,867       1.7
 Sterlite Industries (India) Ltd.             302,600         877,700       1.7
--------------------------------------------------------------------------------
                                                            2,044,660       4.1
--------------------------------------------------------------------------------
TOTAL INDIAN EQUITY INVESTMENTS (103.5%)
 (cost $57,803,240)                                        52,093,266     103.5
--------------------------------------------------------------------------------
================================================================================

LIABILITIES IN EXCESS OF OTHER ASSETS (3.5%)               (1,779,041)     (3.5)
--------------------------------------------------------------------------------
NET ASSETS (100.0%)                                        50,314,225     100.0
================================================================================

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

*Non-income producing security.

(a) Fair valued security, aggregating $1,831,831 or 3.64% of net assets.

(b) Aggregate cost for federal income tax purposes is substantially the same as the cost for financial statement purposes. The aggregate unrealized appreciation (depreciation) for all securities is as follows:


                                               US $
--------------------------------------------------------
Excess of market value over tax cost         3,635,461
Excess of tax cost over market value        (9,345,435)
--------------------------------------------------------
Net unrealized depreciation                 (5,709,974)
========================================================

                 See accompanying notes to financial statements

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JARDINE FLEMING
INDIA FUND, INC.

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AT MAY 31, 2002 (unaudited)
-------------------------------------------------------------------------------
                                                                        US $
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments at value (cost $57,803,240)                              52,093,266
Cash                                                                    150,016
Receivable for investments sold                                          74,074
Dividends receivable                                                    114,130
Prepaid expenses and other assets                                        81,391
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         52,512,877
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Loan payable (including accrued interest of $12,352)                  1,654,000
Payable for investments purchased                                       183,285
Payable to Investment Adviser                                            52,111
Payable to Administrators                                                30,232
Accrued expenses                                                        279,024
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     2,198,652
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSETS                                                           50,314,225
================================================================================
Net assets consist of :

Common stock, $0.001 par value 5,858,327 shares issued and
outstanding (100,000,000 shares authorized)                               5,858

Additional paid-in capital                                           74,402,426

Accumulated net investment loss                                        (696,340)

Accumulated net realized loss on
investments and foreign currency transactions                       (17,665,240)

Net unrealized depreciation of investments and other assets
  and liabilities denominated in foreign currency                    (5,732,479)

-------------------------------------------------------------------------------
NET ASSETS                                                           50,314,225
================================================================================
NET ASSET VALUE PER SHARE ($50,314,225 (divided by) 5,858,327)             8.59
================================================================================

                See accompanying notes to financial statements

                                   --- 11 ---
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JARDINE FLEMING
INDIA FUND, INC.

Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MAY 31, 2002 (unaudited)
-------------------------------------------------------------------------------
                                                                       US $
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                            182,769
Interest                                                               1,241
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              184,010
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                                             319,120
Administration fees and expenses                                     138,658
Directors' fees and expenses                                          91,908
Custodian and accounting fees                                         80,756
Legal fees                                                            79,672
Audit and tax services fees                                           54,956
Reports to shareholders                                               39,960
Interest expense                                                      15,126
Insurance expense                                                     12,331
New York Stock Exchange listing fee                                   11,842
Transfer agent fees                                                   10,144
Miscellaneous expenses                                                10,235
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                       864,708
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (680,698)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------------------------------------
NET REALIZED LOSS ON:
 Investments                                                      (4,040,735)
 Foreign currency transactions                                       (42,465)
NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION OF:
 Investments                                                         953,813
 Other assets and liabilities denominated in foreign currency        (28,185)
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                               (3,157,572)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              (3,838,270)
================================================================================


                See accompanying notes to financial statements

                                   --- 12 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     FOR THE
                                                                                   SIX MONTHS
                                                                                      ENDED        FOR THE YEAR
                                                                                  MAY 31, 2002         ENDED
                                                                                   (unaudited)   NOVEMBER 30, 2001
                                                                                      US $             US $
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                                                 (680,698)       (1,104,280)
 Net realized loss on investments and foreign currency
   transactions                                                                    (4,083,200)      (13,132,445)
 Net change in unrealized appreciation/depreciation
   of investments and other assets and liabilities
   denominated in foreign currency                                                    925,628        (6,633,970)
 Net decrease in net assets
   resulting from operations                                                       (3,838,270)      (20,870,695)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
 From net realized gain on investments                                                     --        (9,633,204)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
 Cost of shares repurchased pursuant to Tender
   Offer Program (See note 9)                                                              --        (5,700,137)
 Cost of shares repurchased pursuant to Share
   Repurchase Program (See note 9)                                                         --          (403,200)
------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets from capital stock transactions                                --        (6,103,337)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                         (3,838,270)      (36,607,236)
NET ASSETS:
 Beginning of period                                                               54,152,495        90,759,731
------------------------------------------------------------------------------------------------------------------
 End of period                                                                     50,314,225        54,152,495
==================================================================================================================

                 See accompanying notes to financial statements

                                   --- 13 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each period is presented below.

                                                            FOR THE SIX
                                                            MONTHS ENDED                   FOR THE YEAR ENDED NOVEMBER 30,
                                                            MAY 31, 2002     -------------------------------------------------------
                                                            (unaudited)              2001               2000               1999
                                                                US $                 US $               US $               US $
                                                           -------------     -----------------   ----------------   ----------------
Net asset value, beginning of period                           9.24                 13.86              14.23               6.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS
 Net investment loss                                          (0.11)                (0.17)*            (0.25)*            (0.11)
 Net realized and unrealized gain (loss) on
  investments and other assets and liabilities
  denominated in foreign currency                             (0.54)                (3.02)*            (1.39)*             7.81
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                              (0.65)                (3.19)             (1.64)              7.70
====================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gain on investments                          --                  (1.48)               --                 --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS Anti-dilutive effect of:
  Shares repurchased pursuant to Tender
   Offer Programs                                               --                   0.02               0.30                --
  Shares repurchased pursuant to the Share
   Repurchase Programs                                          --                   0.03               0.97                --
------------------------------------------------------------------------------------------------------------------------------------
Total from capital share transactions                           --                   0.05               1.27                --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 8.59                  9.24              13.86              14.23
====================================================================================================================================
MARKET PRICE, END OF PERIOD                                    7.27                  7.43               9.750              9.438
====================================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (A)
 Net asset value                                              (7.03)%              (24.98)%            (2.60)%           117.92%
 Market price                                                 (2.15)%              (11.93)%             3.31%             86.41%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period/year (000 omitted)               $50,314               $54,152            $90,760           $160,859

 Ratio of expenses to average net assets                       3.12%+                3.08%              2.43%              2.50%

 Ratio of expenses to average net assets,
  excluding interest expense                                   3.06%+                2.88%(b)           1.89%(b)           2.14%

 Ratio of net investment loss to average net
  assets                                                      (2.45%)+              (1.69)%            (1.45)%            (1.18)%

 Portfolio turnover rate                                         34%                  105%                65%                56%


                                                            FOR THE YEAR ENDED
                                                              NOVEMBER 30,
                                                         -----------------------
                                                            1998         1997
                                                            US $         US $
                                                         ----------    ---------
Net asset value, beginning of period                        8.09          6.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS
 Net investment loss                                       (0.10)        (0.13)
 Net realized and unrealized gain (loss) on
  investments and other assets and liabilities
  denominated in foreign currency                          (1.46)         1.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total from investment operations                           (1.56)         1.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gain on investments                      --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS Anti-dilutive effect of:
  Shares repurchased pursuant to Tender
   Offer Programs                                           --            --
  Shares repurchased pursuant to the Share
   Repurchase Programs                                      --            --
--------------------------------------------------------------------------------
Total from capital share transactions                       --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              6.53          8.09
================================================================================
MARKET PRICE, END OF PERIOD                                 5.063         6.625
================================================================================
TOTAL INVESTMENT RETURN BASED ON: (A)
 Net asset value                                          (19.28)%       18.62%
 Market price                                             (23.58)%        3.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period/year (000 omitted)            $73,827       $91,430

 Ratio of expenses to average net assets                    2.81%         2.68%

 Ratio of expenses to average net assets,
  excluding interest expense                                2.77%         2.35%

 Ratio of net investment loss to average net
  assets                                                   (1.32)%       (1.52)%
 Portfolio turnover rate                                   73%           53%

-----------

* Based on average daily shares outstanding during the years ended November 30, 2001 and 2000, respectively.

+    Annualized.

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return basedon market price in years where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) Ratio of expenses to average net assets, excluding interest expense and professional services fees relating to the tender offers, were 2.73% and 1.81% for the years ended November 30, 2001 and 2000, respectively. The presentation of these ratios also excluding professional services fees relating to the tender offers, is different from and in addition to the presentation required by Investment Company Act of 1940 as included in the chart above.


                 See accompanying notes to financial statements

                                   --- 14 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------
AT MAY 31, 2002 (unaudited)


1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") (NYSE: JFI) was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 with the objective of seeking capital appreciation by investing primarily in equity securities of Indian companies.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund.

    i)   SECURITY VALUATION

         All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    ii)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

    iii) FOREIGN CURRENCY TRANSLATION

         The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

         o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;


         o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

         The resulting net foreign currency gain or loss is included in the Statement of Operations.



                                   --- 15 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

         The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

         Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the year end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

    iv)  DIVIDENDS AND DISTRIBUTIONS

         Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    i) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Investment Adviser"), an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., effective December 29, 2000, provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement and the addenda amending it. Under this amended agreement, the Fund pays the Investment Adviser a monthly fee at the annual rate of 1.15% of the Fund's average weekly net assets.

    ii) UBS Global Asset Management (US) Inc. ("UBS Global AM", formerly known as Brinson Advisors, Inc.) (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $250,000.

         Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $2,000, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

4.  PORTFOLIO TRANSACTIONS

    For the six months ended May 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $20,623,571 and $18,278,249, respectively.

                                   --- 16 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5.  U.S. FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax. At November 30, 2001, the Fund had a capital loss carryforward of $12,464,536 which expires in the year 2009.

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident of Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and after March 31, 2002. During the period June 1, 1997 through March 31, 2002, dividend income from domestic companies was exempt from Indian income tax. The Fund is currently subject to and accrues 21% (20% prior to April 1, 2002) Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on its taxable income for Mauritius tax purposes at rates which, when offset by certain credits available, will result in a net payment in Mauritius with respect to such taxable income at an effective rate of approximately 1%. For the six months ended May 31, 2002, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 denying the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") clarifying their position on the Indian taxation under the India-Mauritius tax treaty that wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 filed a revision petition with the Commissioner of Income Tax ("CIT") in India to revise the March 2000 Assessment Order in light of Circular 789. On May 31, 2002, the CIT passed its order on the revision petition filed by the Fund for the year ended March 31, 1997, and has granted the Fund benefits of the India-Mauritius tax treaty based on Circular 789 and on the basis that the Fund is a tax resident of Mauritius.

    Previously, however, an Indian public interest group had initiated litigation in the Indian courts challenging the Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, passed an order invalidating the Circular 789. The history of past assessments by the Indian tax authorities (prior to issuance of Circular 789) and the arguments made in the recent Delhi High Court ruling suggest that


                                   --- 17 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    the Indian tax authorities may adopt an aggressive position and investigate the taxability of Mauritius based funds, i.e., the Indian tax authorities may look beyond the tax residency certificate issued by Mauritius tax authorities to Mauritius based funds. The Indian tax authorities may also seek to reopen previously completed assessments of the Fund's Indian income tax returns and deny the benefits of the tax treaty between India and Mauritius to the Fund.

    To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which are currently at the rates of 10.5% on long-term capital gains and 31.5% on short-term capital gains (10% and 30%, respectively, prior to April 1, 2002). Further, the Fund, if the treaty benefits are denied, would be subject to tax on dividend income earned by the Fund prior to June 1, 1997 and subsequent to March 31, 2002, at the higher rate, which is currently 21% (20% prior to April 1, 2002), instead of 15%.

    In addition, for the fiscal years for which the Indian tax returns have been filed with the Indian tax authorities claiming the benefits of the tax treaty between India and Mauritius, the Fund has not claimed the realized capital losses incurred by the Fund during such fiscal years and, therefore, the Fund may not, in a year in which it has net realized capital gains and the benefits of the tax treaty between India and Mauritius are denied by the Indian tax authorities, be able offset capital loss carryforward from previous years.

    The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius and therefore management believes that the Fund should obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund. Although the Fund expects to obtain the benefits of the treaty, if the treaty benefits were to be denied to the Fund retrospectively, the Fund may be subject to additional Indian income taxes and interest and penalties, the amount of which currently cannot be determined.

    The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

7.  TRANSACTIONS WITH AFFILIATES

    The Investment Adviser, out of its advisory fee, pays UBS Warburg LLC ("UBS"), an indirect wholly owned subsidiary of UBS AG, a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the six months ended May 31, 2002, $27,750 was paid or accrued by the Investment Adviser to UBS for such services. During the six months ended May 31, 2002, UBS received $20,724 in brokerage commissions on investment security transactions and the Administrator, an affiliate of UBS, earned $124,658 in administration fees from the Fund.

    For the six months ended May 31, 2002, the Fund paid a total of approximately $3,828 in brokerage commissions to J.P. Morgan India Private Limited (formerly Jardine Fleming India Securities Private Limited), an affiliate of the Investment Adviser.

8.  REVOLVING CREDIT AGREEMENTS

    On February 2, 2000, the Fund entered into a multi-currency Revolving Credit Agreement (the "Danske Revolving Credit Agreement"), payable on demand, with Danske Bank A/S (formerly Den Danske

                                   --- 18 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    Bank). At May 31, 2002, there was no loan outstanding under the Danske Revolving Credit Agreement. The Danske Revolving Credit Agreement was terminated on March 31, 2002 due to the closure of Danske Bank's business in Asia.

    On September 20, 2001, the Fund entered into a multi-currency Revolving Credit Agreement (the "SJFB Revolving Credit Agreement"), payable on demand, with Standard Jardine Fleming Bank, an affiliate of the Fund prior to July 2001. The maximum credit available under the SJFB Revolving Credit Agreement is the lower of US $24,000,000, at May 31, 2002, or 20% of the net asset value of the Fund. Interest payments on borrowings are to be agreed at the time of drawing. For the six months ended May 31, 2002, the weighted average interest rate paid by the Fund was 2.54% and the maximum and average amount of the loan outstanding during the borrowing period was $2,689,010 and $1,354,915, respectively. For the six months ended May 31, 2002, $14,969 was paid or accrued by the Fund to Standard Jardine Fleming Bank for interest under the SJFB Revolving Credit Agreement. At May 31, 2002, $1,654,000 was outstanding pursuant to the SJFB Revolving Credit Agreement including accrued interest of $12,352.
    Effective July 1, 2002, Standard Jardine Fleming Bank will change its name to Standard Bank Asia Limited.

9.  CAPITAL STOCK

    There are 100,000,000 shares of $0.001 par value capital stock authorized. On February 1, 2000, the Fund announced a share repurchase program to repurchase approximately 10% of the Fund's then outstanding shares, which was completed in March 2000. On August 11, 2000, the Fund announced a second repurchase program (collectively, the "Share Repurchase Programs"), authorizing the Fund to purchase up to an additional 10% of the Fund's outstanding shares as of that date. For the six months ended May 31, 2002, the Fund did not repurchase any shares of common stock. For the year ended November 30, 2001, the Fund repurchased 40,000 shares of its common stock on the open market at an aggregate cost of $403,200 including brokerage commissions. These shares were repurchased at a weighted average market price per share of $10.03 (before commissions) and a weighted average discount from net asset value of 28.81%.

    At a board meeting in July 2001, the Board of Directors approved a tender offer for the Fund to purchase up to 10% of the outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the tender expiration date. The tender offer commenced on August 7, 2001 and expired on September 5, 2001. In connection with the tender offer, the fund purchased 650,925 shares of common stock at a total cost of $5,700,137 including, $153,280 of expenses incurred to perform the tender offer.

    The shares repurchased during the year ended November 30, 2001 pursuant to the Share Repurchase Programs and the Tender Offer Program have been retired by the Fund.

    On November 10, 2000, the Fund's Board of Directors announced a strategic action program (the "Program") to enhance shareholder value. Under the Program, beginning in 2001 and to the extent permitted under the U.S. law, the Fund will conduct an annual tender offer if the Fund's average discount to net asset value per share exceeds 20% during a 13-week measurement period to be set each year by the Board of Directors. The tender offers will be for at least 10% of the Fund's outstanding shares at a per share purchase price of 95% of the net asset value per share.

10. CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic


                                   --- 19 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

    conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. At May 31, 2002, the Fund has a concentration of its investments in the information technology industry. The values of such investments may be affected by economic and political developments in the information technology industry.


                                   --- 20 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Other Information
--------------------------------------------------------------------------------
ANNUAL SHAREHOLDERS' MEETING


The Fund's annual meeting of shareholders was held on May 9, 2002. At the meeting, shareholders voted to re-elect Julian M.I. Reid and Timothy Kimber as Directors. The resulting vote count is indicated below:


  Julian M.I. Reid   For:                   3,677,791
                     Withheld Authority:      693,985

  Timothy Kimber     For:                   3,677,503
                     Withheld Authority:      694,273

In addition to the above re-elected Directors, Jean Jocelyn de Chasteauneuf, A. Douglas Eu, Ernest L. Rene Noel and Ashok V. Desai continue to serve as Directors of the Fund.

The other proposal subject to a shareholder vote at that meeting related to an amendment to the Fund's investment policies. A regulation adopted by the U.S. Securities and Exchange Commission ("S.E.C.") requires a fund with a name indicating an investment emphasis in a geographic region to adopt a policy to invest at least 80% of its assets in investments that are tied economically to the particular geographic region suggested by its name. The approval by the stockholders of this proposal was intended to comply with the new S.E.C. rule, by amending the Fund's investment policy to require that under normal circumstances, at least 80% of the Fund's assets be invested in equity securities issued by Indian companies. Upon shareholder approval, the investment policy would continue to apply only under normal conditions. Therefore, the Fund may, in certain circumstances (as in the case of adverse market, economic, political or other conditions), invest a lower percentage of its assets in investments tied economically to India. At the May 9, 2002 meeting, this proposal did not receive a sufficient number of votes for its approval. The meeting was adjourned until June 6, 2002 to permit the solicitation of additional proxies. On June 6, 2002, the meeting reconvened and shareholders voted to approve the amendment to the investment policy. The resulting vote count is indicated below:


                For:                  2,239,614
                Against:              1,104,596
                Withheld Authority:      23,284

                                   --- 21 ---

[GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

Dividend Reinvestment Plan
--------------------------------------------------------------------------------
The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:


1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").


2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.


The following should be noted with respect to the Plan:


1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.


2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.


3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.


4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.


5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.


This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.


     EquiServe Trust Company, N.A.
     PO Box 43011
     Providence, RI 02940-3011
     USA

                                   --- 22 ---

DIRECTORS AND OFFICERS
-----------------------------------------------
Julian M.I. Reid -- Director & Chairman of the Board
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
A. Douglas Eu -- Director & President of the Fund
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Paul H. Schubert -- Treasurer & Secretary
Joanne M. Kilkeary - Assistant Treasurer

INVESTMENT ADVISER
-----------------------------------------------
JF International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

ADMINISTRATOR
-----------------------------------------------
UBS Global Asset Management (US) Inc.
51 W. 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-----------------------------------------------
Multiconsult Ltd.
P.O. Box 799
Les Jamalacs
Vieux Conseil Street
Port Louis
Mauritius

CUSTODIAN
-----------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

India:
First Floor, Sakhar Bhawan
Nariman Point 230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT ACCOUNTANTS
-----------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA

LEGAL COUNSEL
-----------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-----------------------------------------------
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
USA

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who do not express an opinion thereon.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------
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JARDINE FLEMING
INDIA FUND, INC.

--------------------------------------------------------------------------------
                               Semi-Annual Report
                                  May 31, 2002



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